Exhibit 99.1




  --------------------------------------------------------
  CASE NAME:                      Venus Exploration, Inc
  --------------------------------------------------------

  --------------------------------------------------------
  CASE:                           02-13109-BP-11
  --------------------------------------------------------
                                                                       ACCRUAL BASIS
  --------------------------------------------------------
  JUDGE:  Bill Parker                                                          1/20/04
  --------------------------------------------------------







                         UNITED STATES BANKRUPTCY COURT
                            EASTERN DISTRICT OF TEXAS
                            MONTHLY OPERATING REPORTS
                          MONTH ENDING: December, 2003

                                                                       Note 1

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING
REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING
ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT
AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS
BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.










     RESPONSIBLE PARTY:


     /s/ EUGENE L. AMES, Jr.                                           CEO
     ----------------------------                                      ----------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                           TITLE


     Eugene L. Ames, Jr
     ----------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                                 DATE
                                                                             1/20/2004



     PREPARER:


     /s/ TERRY F. HARDEMAN                                             Chief Accounting Officer
     ----------------------------                                      ---------------------------------------
     ORIGINAL SIGNATURE OF PREPARER                                    TITLE


     Terry F. Hardeman
     ----------------------------
     PRINTED NAME OF PREPARER                                          DATE
                                                                             1/20/2004




  --------------------------------------------------------
  CASE NAME:                      Venus Exploration, Inc                 ACCRUAL BASIS-1
  --------------------------------------------------------

  --------------------------------------------------------
  CASE:                           02-13109-BP-11                                1/20/04
  --------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------
  COMPARATIVE BALANCE SHEET
  ----------------------------------------------------------------------------------------------------------
                                                SCHEDULE       MONTH          MONTH            MONTH
                                                          --------------------------------------------------
  ASSETS                                         AMOUNT    October, 2003 November, 2003    December, 2003
  ----------------------------------------------------------------------------------------------------------
   1. UNRESTRICTED CASH                                       $75,453.92     $70,771.87          $49,258.06
  ----------------------------------------------------------------------------------------------------------
   2. RESTRICTED CASH             Schedule 15              $1,944,099.92  $1,945,216.44       $1,946,370.91
  ----------------------------------------------------------------------------------------------------------
   3. TOTAL CASH                                           $2,019,553.84  $2,015,988.31       $1,995,628.97
  ----------------------------------------------------------------------------------------------------------
   4. ACCOUNTS RECEIVABLE, NET                               $306,133.16    $287,124.63         $271,457.66
  ----------------------------------------------------------------------------------------------------------
   5. INVENTORY
  ----------------------------------------------------------------------------------------------------------
   6. NOTES RECEIVABLE
  ----------------------------------------------------------------------------------------------------------
   7. PREPAID EXPENSES            Schedule 16                $199,231.08    $197,073.94         $199,015.75
  ----------------------------------------------------------------------------------------------------------
   8. OTHER (ATTACH LIST)
  ----------------------------------------------------------------------------------------------------------
   9. TOTAL CURRENT ASSETS                                 $2,524,918.08  $2,500,186.88       $2,466,102.38
  ----------------------------------------------------------------------------------------------------------
  10. PROPERTY, PLANT, & EQUIPMENT                         $5,760,277.71  $5,760,277.71       $5,760,277.71
  ----------------------------------------------------------------------------------------------------------
  11. LESS:  ACCUMULATED DEPRECIATION/DEPLETION           ($4,004,069.84)($4,020,545.99)     ($4,036,474.87)
  ----------------------------------------------------------------------------------------------------------
  12. NET PROPERTY, PLANT & EQUIPMENT                      $1,756,207.87  $1,739,731.72       $1,723,802.84
  ----------------------------------------------------------------------------------------------------------
  13. DUE FROM INSIDERS                                        $9,055.50      $9,381.45           $6,822.75
  ----------------------------------------------------------------------------------------------------------
      OTHER ASSETS - NET OF       Schedule 1
  14.  AMORTIZATION (ATTACH LIST)                              $6,545.00      $6,545.00           $6,545.00
  ----------------------------------------------------------------------------------------------------------
  15. OTHER (ATTACH LIST)
  ----------------------------------------------------------------------------------------------------------
   16 TOTAL ASSETS                                         $4,296,726.45  $4,255,845.05       $4,203,272.97
  ----------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  ----------------------------------------------------------------------------------------------------------
  17. ACCOUNTS PAYABLE                                       $124,610.30    $350,789.10         $374,650.66
  ----------------------------------------------------------------------------------------------------------
  18. TAXES PAYABLE
  ----------------------------------------------------------------------------------------------------------
  19. NOTES PAYABLE               Note 3                     $125,000.00    $125,000.00         $125,000.00
  ----------------------------------------------------------------------------------------------------------
  20. PROFESSIONAL FEES
  ----------------------------------------------------------------------------------------------------------
  21. SECURED DEBT
  ----------------------------------------------------------------------------------------------------------
  22. OTHER (ATTACH LIST)         Accrued Payables            $41,746.07     $98,849.96          $55,868.95
  ----------------------------------------------------------------------------------------------------------
  23. TOTAL POSTPETITION LIABILITIES                         $291,356.37    $574,639.06         $555,519.61
  ----------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  ----------------------------------------------------------------------------------------------------------
  24. SECURED DEBT                                         $1,502,673.97  $1,502,673.97       $1,502,673.97
  ----------------------------------------------------------------------------------------------------------
  25. PRIORITY DEBT
  ----------------------------------------------------------------------------------------------------------
  26. UNSECURED DEBT                                       $6,049,477.51  $6,049,477.51       $6,049,477.51
  ----------------------------------------------------------------------------------------------------------
  27. OTHER (ATTACH LIST)         Schedule 2                  $32,316.29     $30,720.17          $29,124.05
  ----------------------------------------------------------------------------------------------------------
  28. TOTAL PREPETITION LIABILITIES                        $7,584,467.77  $7,582,871.65       $7,581,275.53
  ----------------------------------------------------------------------------------------------------------
  29. TOTAL LIABILITIES                                    $7,875,824.14  $8,157,510.71       $8,136,795.14
  ----------------------------------------------------------------------------------------------------------
  EQUITY
  ----------------------------------------------------------------------------------------------------------
  30. PREPETITION OWNERS' EQUITY                          ($3,752,128.04)($3,752,128.04)     ($3,752,128.04)
  ----------------------------------------------------------------------------------------------------------
  31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)               $253,476.90    ($20,541.80)        ($14,370.63)
  ----------------------------------------------------------------------------------------------------------
      DIRECT CHARGES TO EQUITY    Note 2
  32.  (ATTACHMENT EXPLANATION)                              ($80,446.55)  ($128,995.82)       ($167,023.50)
  ----------------------------------------------------------------------------------------------------------
  33. TOTAL EQUITY                                        ($3,579,097.69)($3,901,665.66)     ($3,933,522.17)
  ----------------------------------------------------------------------------------------------------------
  34. TOTAL LIABILITIES & OWNERS' EQUITY                   $4,296,726.45  $4,255,845.05       $4,203,272.97
  ----------------------------------------------------------------------------------------------------------
                                                                                  $0.00               $0.00
------------------------------------------------------------------------------------------------------------



  --------------------------------------------------------
  CASE NAME:                      Venus Exploration, Inc               ACCRUAL BASIS-2
  --------------------------------------------------------

  --------------------------------------------------------
  CASE:                           02-13109-BP-11                               1/20/04
  --------------------------------------------------------

  --------------------------------------------
  INCOME STATEMENT
  ----------------------------------------------------------------------------------------------------------
                                                 MONTH        MONTH         MONTH             QUARTER
                                              --------------------------------------------------------------
  REVENUES                                     Oct., 2003  Nov., 2003     Dec., 2003           TOTAL
  ----------------------------------------------------------------------------------------------------------
   1. GROSS REVENUES              Note 2      $160,232.45  $135,349.18     $128,912.08          $424,493.71
  ----------------------------------------------------------------------------------------------------------
   2. LESS: RETURNS & DISCOUNTS
  ----------------------------------------------------------------------------------------------------------
   3. NET REVENUE                 Schedule 13 $160,232.45  $135,349.18     $128,912.08          $424,493.71
  ----------------------------------------------------------------------------------------------------------
  COSTS OF GOODS SOLD
  ----------------------------------------------------------------------------------------------------------
   4. MATERIAL
  ----------------------------------------------------------------------------------------------------------
   5. DIRECT LABOR
  ----------------------------------------------------------------------------------------------------------
   6. DIRECT OVERHEAD
  ----------------------------------------------------------------------------------------------------------
   7. TOTAL COST OF GOODS SOLD                      $0.00        $0.00           $0.00                $0.00
  ----------------------------------------------------------------------------------------------------------
   8. GROSS PROFIT                            $160,232.45  $135,349.18     $128,912.08          $424,493.71
  ----------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ----------------------------------------------------------------------------------------------------------
   9. OFFICER /  INSIDER COMPENSATION               $0.00        $0.00           $0.00                $0.00
  ----------------------------------------------------------------------------------------------------------
  10. SELLING & MARKETING
  ----------------------------------------------------------------------------------------------------------
  11. GENERAL & ADMINISTRATIVE    Schedule 3   $36,942.50   $32,447.35      $32,059.58          $101,449.43
  ----------------------------------------------------------------------------------------------------------
  12. RENT & LEASE                              $3,749.88    $3,749.88       $3,749.88           $11,249.64
  ----------------------------------------------------------------------------------------------------------
  13. OTHER (ATTACH LIST)         Schedule 4   $80,593.85   $65,593.23      $57,339.89          $203,526.97
  ----------------------------------------------------------------------------------------------------------
  14. TOTAL OPERATING EXPENSES                $121,286.23  $101,790.46      $93,149.35          $316,226.04
  ----------------------------------------------------------------------------------------------------------
      INCOME BEFORE NON-OPERATING INCOME &
  15.  EXPENSE                                 $38,946.22   $33,558.72      $35,762.73          $108,267.67
  ----------------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSE
  ----------------------------------------------------------------------------------------------------------
      NON-OPERATING INCOME (ATT.  Schedule 5
  16.  LIST)                                    $1,434.70    $1,116.52       $1,183.51            $3,734.73
  ----------------------------------------------------------------------------------------------------------
  17. NON-OPERATING EXPENSE (ATT. LIST)
  ----------------------------------------------------------------------------------------------------------
  18. INTEREST EXPENSE            Schedule 11  $17,147.95   $14,385.53      $14,846.19           $46,379.67
  ----------------------------------------------------------------------------------------------------------
  19. DEPRECIATION / DEPLETION                 $16,490.48   $16,476.15      $15,928.88           $48,895.51
  ----------------------------------------------------------------------------------------------------------
  20. AMORTIZATION                                                                                    $0.00
  ----------------------------------------------------------------------------------------------------------
  21. OTHER (ATTACH LIST)                      $12,393.47                                        $12,393.47
  ----------------------------------------------------------------------------------------------------------
  22. NET OTHER INCOME & EXPENSES              $44,597.20   $29,745.16      $29,591.56          $103,933.92
  ----------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------
  23. PROFESSIONAL FEES           Schedule 14              $277,832.26                          $277,832.26
  ----------------------------------------------------------------------------------------------------------
  24. U. S. TRUSTEE FEES                        $3,750.00                                         $3,750.00
  ----------------------------------------------------------------------------------------------------------
  25. OTHER (ATTACH LIST)         Schedule 6        $0.00        $0.00           $0.00                $0.00
  ----------------------------------------------------------------------------------------------------------
  26. TOTAL REORGANIZATION EXPENSES             $3,750.00  $277,832.26           $0.00          $281,582.26
  ----------------------------------------------------------------------------------------------------------
  27. INCOME TAX
  ----------------------------------------------------------------------------------------------------------
  28. NET PROFIT (LOSS)                        ($9,400.98)($274,018.70)      $6,171.17         ($277,248.51)
  ----------------------------------------------------------------------------------------------------------


  --------------------------------------------------------
  CASE NAME:                      Venus Exploration, Inc               ACCRUAL BASIS-3
  --------------------------------------------------------

  --------------------------------------------------------
  CASE:                           02-13109-BP-11                               1/20/04
  --------------------------------------------------------


  ----------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                              MONTH        MONTH         MONTH             QUARTER
                                              --------------------------------------------------------------
  DISBURSEMENTS                                Oct., 2003  Nov., 2003     Dec., 2003           TOTAL
  ----------------------------------------------------------------------------------------------------------
   1. CASH - BEGINNING OF MONTH                $89,289.34   $75,453.92      $70,771.87           $89,289.34
  ----------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  ----------------------------------------------------------------------------------------------------------
   2. CASH SALES                               $90,252.99   $50,885.67      $50,110.27          $191,248.93
  ----------------------------------------------------------------------------------------------------------
  COLLECTIONS OF ACCOUNTS RECEIVABLE
  ----------------------------------------------------------------------------------------------------------
   3. PREPETITON                                                                                      $0.00
  ----------------------------------------------------------------------------------------------------------
   4. POSTPETITION                              $3,128.69    $1,501.46       $8,488.49           $13,118.64
  ----------------------------------------------------------------------------------------------------------
   5. TOTAL OPERATING RECEIPTS                 $93,381.68   $52,387.13      $58,598.76          $204,367.57
  ----------------------------------------------------------------------------------------------------------
  NON-OPERATING RECEIPTS
  ----------------------------------------------------------------------------------------------------------
   6. LOANS & ADVANCES (ATTACH LIST)
  ----------------------------------------------------------------------------------------------------------
   7. SALE OF ASSETS
  ----------------------------------------------------------------------------------------------------------
   8. OTHER (ATTACH LIST)         Schedule 7    $1,909.35      $458.75         $279.16            $2,647.26
  ----------------------------------------------------------------------------------------------------------
   9. TOTAL NON-OPERATING RECEIPTS              $1,909.35      $458.75         $279.16            $2,647.26
  ----------------------------------------------------------------------------------------------------------
  10. TOTAL RECEIPTS                           $95,291.03   $52,845.88      $58,877.92          $207,014.83
  ----------------------------------------------------------------------------------------------------------
  11. TOTAL CASH AVAILABLE                    $184,580.37  $128,299.80     $129,649.79          $296,304.17
  ----------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  ----------------------------------------------------------------------------------------------------------
  12. NET PAYROLL                               $2,886.33    $3,100.40       $2,886.33            $8,873.06
  ----------------------------------------------------------------------------------------------------------
  13. PAYROLL TAXES PAID                        $1,047.74    $1,131.59       $2,948.05            $5,127.38
  ----------------------------------------------------------------------------------------------------------
  14. SALES, USE & OTHER TAXES PAID
  ----------------------------------------------------------------------------------------------------------
  15. SECURED / RENTAL / LEASES
  ----------------------------------------------------------------------------------------------------------
   16 UTILITIES
  ----------------------------------------------------------------------------------------------------------
  17. INSURANCE
  ----------------------------------------------------------------------------------------------------------
  18. INVENTORY PURCHASES
  ----------------------------------------------------------------------------------------------------------
  19. VEHICLE EXPENSES
  ----------------------------------------------------------------------------------------------------------
  20. TRAVEL
  ----------------------------------------------------------------------------------------------------------
  21. ENTERTAINMENT
  ----------------------------------------------------------------------------------------------------------
  22. REPAIRS & MAINTENANCE
  ----------------------------------------------------------------------------------------------------------
  23. SUPPLIES
  ----------------------------------------------------------------------------------------------------------
  24. ADVERTISING
  ----------------------------------------------------------------------------------------------------------
  25. OTHER (ATTACH LIST)         Schedule 8  $105,192.38   $53,295.94      $74,557.35          $233,045.67
  ----------------------------------------------------------------------------------------------------------
  26. TOTAL OPERATING DISBURSEMENTS           $109,126.45   $57,527.93      $80,391.73          $247,046.11
  ----------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------
  27. PROFESSIONAL FEES
  ----------------------------------------------------------------------------------------------------------
  28. U.S. TRUSTEE FEES
  ----------------------------------------------------------------------------------------------------------
  29. OTHER (ATTACH LIST)
  ----------------------------------------------------------------------------------------------------------
  30. TOTAL REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------
  31. TOTAL DISBURSEMENTS                     $109,126.45   $57,527.93      $80,391.73          $247,046.11
  ----------------------------------------------------------------------------------------------------------
  32. NET CASH FLOW                           ($13,835.42)  ($4,682.05)    ($21,513.81)         ($40,031.28)
  ----------------------------------------------------------------------------------------------------------
  33. CASH - END OF MONTH         Schedule 12  $75,453.92   $70,771.87      $49,258.06           $49,258.06
  ----------------------------------------------------------------------------------------------------------


  --------------------------------------------------------
  CASE NAME:                      Venus Exploration, Inc               ACCRUAL BASIS - 4
  --------------------------------------------------------

  --------------------------------------------------------
  CASE:                           02-13109-BP-11                               1/20/04
  --------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
                                                SCHEDULE      MONTH         MONTH              MONTH
                                                          ---------------------------------------------------
  ACCOUNTS RECEIVABLE AGING                      AMOUNT    Oct., 2003     Nov., 2003         Dec., 2003
  -----------------------------------------------------------------------------------------------------------
   1.                     0 - 30                           $163,015.04     $136,135.92           $125,780.89
  -----------------------------------------------------------------------------------------------------------
   2.                    31 - 60                            $13,637.19       $8,433.96               $413.76
  -----------------------------------------------------------------------------------------------------------
   3.                    61 - 90                             $2,634.07      $13,637.19             $3,687.27
  -----------------------------------------------------------------------------------------------------------
   4.                       91 +                           $198,469.57     $200,540.27           $213,198.45
  -----------------------------------------------------------------------------------------------------------
   5. TOTAL ACCOUNTS RECEIVABLE                            $377,755.87     $358,747.34           $343,080.37
  -----------------------------------------------------------------------------------------------------------
   6. AMOUNT CONSIDERED UNCOLLECTABLE                       $71,622.71      $71,622.71            $71,622.71
  -----------------------------------------------------------------------------------------------------------
   7. ACCOUNTS RECEIVABLE, NET                             $306,133.16     $287,124.63           $271,457.66
  -----------------------------------------------------------------------------------------------------------

  --------------------------------------------------------
                                                                 MONTH: December, 2003
                                                                       --------------------------------------
  AGING OF POSTPETITON TAXES AND PAYABLES
  -----------------------------------------------------------------------------------------------------------
  TAXES PAYABLE                   0 -  30 DAYS 31 -  60   61 - 90 DAYS    91 +  DAYS           TOTAL
                                                  DAYS
  -----------------------------------------------------------------------------------------------------------
   1. FEDERAL                           $0.00       $0.00        $0.00           $0.00                 $0.00
  -----------------------------------------------------------------------------------------------------------
   2. STATE                             $0.00       $0.00        $0.00           $0.00                 $0.00
  -----------------------------------------------------------------------------------------------------------
   3. LOCAL                             $0.00       $0.00        $0.00           $0.00                 $0.00
  -----------------------------------------------------------------------------------------------------------
   4. OTHER (ATTACH LIST)               $0.00       $0.00        $0.00           $0.00                 $0.00
  -----------------------------------------------------------------------------------------------------------
   5. TOTAL TAXES PAYABLE               $0.00       $0.00        $0.00           $0.00                 $0.00
  -----------------------------------------------------------------------------------------------------------

  --------------------------------            ---------------------------------------------------------------
   6. ACCOUNTS PAYABLE                                                                                 $0.00
  --------------------------------            ---------------------------------------------------------------

  --------------------------------------------
                                                                 MONTH: December, 2003
                                                                       --------------------------------------
  STATUS OF POSTPETITION TAXES
  -----------------------------------------------------------------------------------------------------------
  FEDERAL                                      BEGINNING     AMOUNT      AMOUNT PAID    ENDING TAX LIABILITY
                                                  TAX      WITHHELD AND
                                                LIABILITY   OR ACCRUED
  -----------------------------------------------------------------------------------------------------------
   1. WITHHOLDING**                                 $0.00      $488.60         $488.60                 $0.00
  -----------------------------------------------------------------------------------------------------------
   2. FICA - EMPLOYEE**                             $0.00      $279.57         $279.57                 $0.00
  -----------------------------------------------------------------------------------------------------------
   3. FICA - EMPLOYER**                             $0.00    $1,678.89       $1,678.89                 $0.00
  -----------------------------------------------------------------------------------------------------------
   4. UNEMPLOYMENT                                  $0.00       $33.24          $33.24                 $0.00
  --------------------------------------------                                         ----------------------
   5. INCOME                                        $0.00        $0.00           $0.00                 $0.00
  --------------------------------------------                                         ----------------------
   6. OTHER (ATTACH LIST)                           $0.00        $0.00           $0.00                 $0.00
  -----------------------------------------------------------------------------------------------------------
   7. TOTAL FEDERAL TAXES                           $0.00    $2,480.30       $2,480.30                 $0.00
  -----------------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  -----------------------------------------------------------------------------------------------------------
   8. WITHHOLDING                                       0        $0.00           $0.00                 $0.00
  --------------------------------------------------------                             ----------------------
   9. SALES                                             0        $0.00           $0.00                 $0.00
  -----------------------------------------------------------------------------------------------------------
  10. EXCISE                                            0        $0.00           $0.00                 $0.00
  -----------------------------------------------------------------------------------------------------------
  11. UNEMPLOYMENT                                      0      $467.75         $467.75                 $0.00
  --------------------------------------------------------                             ----------------------
  12. REAL PROPERTY                                     0        $0.00           $0.00                 $0.00
  --------------------------------------------------------                             ----------------------
  13. PERSONAL PROPERTY                                 0        $0.00           $0.00                 $0.00
  --------------------------------------------------------                             ----------------------
  14. OTHER (ATTACH LIST)                               0        $0.00           $0.00                 $0.00
  -----------------------------------------------------------------------------------------------------------
  15. TOTAL STATE & LOCAL                           $0.00      $467.75         $467.75                 $0.00
  -----------------------------------------------------------------------------------------------------------
  16. TOTAL TAXES                                   $0.00    $2,948.05       $2,948.05                 $0.00
  -----------------------------------------------------------------------------------------------------------

  *   The beginning tax liability should represent the liability from the prior month or, if this is the first operating report this amount should be zero.
  **  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to    Schedule 9
       verify payment or deposit.



  --------------------------------------------------------
  CASE NAME:                      Venus Exploration, Inc               ACCRUAL BASIS - 5
  --------------------------------------------------------

  --------------------------------------------------------
  CASE:                           02-13109-BP-11                               1/20/04
  --------------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach addition sheets if necessary.





  --------------------------------------------
                                                                 MONTH: December, 2003
                                                                       ---------------------------------------
  BANK RECONCILIATIONS                         Account #1  Account #2     Account #3
  ------------------------------------------------------------------------------------------------------------
  A.      BANK                                   Frost        Frost         Frost
  ------------------------------------------------------------------------------------------------------------
  B       ACCOUNT NUMBER                       01 0445703   01 0445606      01 0445681          TOTAL
  ------------------------------------------------------------------------------------------------------------
  C       PURPOSE (TYPE):                       Regular      Payroll        Rental
  ------------------------------------------------------------------------------------------------------------
   1. BALANCE PER BANK STATEMENT                65,278.96       887.25          305.50             $66,471.71
  ------------------------------------------------------------------------------------------------------------
   2. ADD:  TOTAL DEPOSITS NOT CREDITED                                                                 $0.00
  ------------------------------------------------------------------------------------------------------------
      SUBTRACT:  OUTSTANDING
   3.  CHECKS                                  (15,611.84)   (1,900.31)          (3.50)           ($17,515.65)
  ------------------------------------------------------------------------------------------------------------
   4. OTHER RECONCILING ITEMS                                                    $2.00                  $2.00
  ------------------------------------------------------------------------------------------------------------
   5. MONTH END BALANCE PER ITEMS              $49,667.12   ($1,013.06)        $304.00             $48,958.06
  ------------------------------------------------------------------------------------------------------------
   6. NUMBER OF LAST CHECK WRITTEN                   8560          105            1096
  ------------------------------------------------------------------------------------------------------------


  --------------------------------------------
  INVESTMENT ACCOUNTS                          Account #1  Account #2     Account #3
  ------------------------------------------------------------------------------------------------------------
  BANK , ACCOUNT NAME & NUMBER                  DATE OF     TYPE OF     PURCHASE PRICE      CURRENT VALUE
                                                PURCHASE    INSTRUMENT
  ------------------------------------------------------------------------------------------------------------
   7.     ACCOUNT NUMBER
  ------------------------------------------------------------------------------------------------------------
   8.     PURPOSE (TYPE):
  ------------------------------------------------------------------------------------------------------------
   9. BALANCE PER BANK STATEMENT
  ------------------------------------------------------------------------------------------------------------
  10. ADD:  TOTAL DEPOSITS NOT CREDITED
  ------------------------------------------------------------------------------------------------------------
  11. TOTAL INVESTMENTS
  ------------------------------------------------------------------------------------------------------------


  --------------------------------------------
  CASH
  ------------------------------------------------------------------------------------------------------------
  12. CURRENCY ON HAND                                                                                $300.00
  ------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------
  13. TOTAL CASH - END OF MONTH                                                                    $49,258.06
  ------------------------------------------------------------------------------------------------------------





  --------------------------------------------------------
  CASE  NAME:                     Venus Exploration, Inc               ACCRUAL BASIS-6
  --------------------------------------------------------

  --------------------------------------------------------
  CASE  NUMBER:                   02-13109-BP-11                                1/20/04
  --------------------------------------------------------

                                                                 MONTH: December, 2003
                                                                       ---------------------------------------

  --------------------------------------------------------
  PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
  --------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO
INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.





  ---------------------------------------------------------------------
  INSIDERS
  ---------------------------------------------------------------------
                                  TYPE  OF    AMOUNT      TOTAL PAID
              NAME                PAYMENT     PAID        TO DATE
  1. Ames Energy Company          Schedule 10                   $3,638
  ---------------------------------------------------------------------
  2. John Y Ames                  Schedule 10      $8,772     $108,564
  ---------------------------------------------------------------------
  3. Terry Hardeman               Schedule 10      $6,645      $60,691
  ---------------------------------------------------------------------
  4. E L Ames, Jr                 Schedule 10      $1,444      $14,669
  ---------------------------------------------------------------------
  5.
  ---------------------------------------------------------------------
  6. TOTAL  PAYMENTS
     TO  INSIDERS                                 $16,861     $187,562
  ---------------------------------------------------------------------


  ------------------------------------------------------------------------------------------------------------
  PROFESSIONALS
  ------------------------------------------------------------------------------------------------------------
                                      DATE  OF  COURT                                   TOTAL
                                    ORDER        AMOUNT      AMOUNT       TOTAL  PAID   INCURRED
                                   AUTHORIZING
                   NAME             PAYMENT     APPROVED      PAID         TO  DATE     & UNPAID *
  ------------------------------------------------------------------------------------------------------------
  1. Ed Birkelo                     4/22/2003                   $2,150          $28,900                  $900
  ------------------------------------------------------------------------------------------------------------
  2. Larry Bennett                  4/22/2003                                   $29,700
  ------------------------------------------------------------------------------------------------------------
  3. Gloria Barrett                 4/22/2003                   $3,075          $34,647
  ------------------------------------------------------------------------------------------------------------
  4. Alan Bailey                    4/22/2003                                   $10,615
  ------------------------------------------------------------------------------------------------------------
  5.
  ------------------------------------------------------------------------------------------------------------
  6. TOTAL  PAYMENTS
     TO  PROFESSIONALS                                          $5,225         $103,862                  $900
  ------------------------------------------------------------------------------------------------------------

  *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

  --------------------------------------------------------------------------------------
  POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
  PROTECTION  PAYMENTS
  --------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------
  NAME OF CREDITOR                            SCHEDULED   AMOUNTS
                                              MONTHLY     PAID         TOTAL
                                              PAYMENTS    DURING       UNPAID
                                              DUE         MONTH        POSTPETITION
  --------------------------------------------------------------------------------------
  1. Frost Bank - Schedule 11                      $7,789       $7,789               $0
  --------------------------------------------------------------------------------------
  2. North Frost Center                            $4,000       $4,000               $0
  --------------------------------------------------------------------------------------
  3. Alamo Leasing                                 $1,963       $1,963               $0
  --------------------------------------------------------------------------------------
  4. Manifest Funding                              $1,596       $1,596               $0
  --------------------------------------------------------------------------------------
  5. GE Capital                                      $279         $279               $0
  --------------------------------------------------------------------------------------
  6. TOTAL                                        $15,627      $15,627               $0
  --------------------------------------------------------------------------------------




  ---------------------------------------------------------------------
  CASE  NAME:                     Venus Exploration, Inc               ACCRUAL  BASIS-7
  ---------------------------------------------------------------------

  ---------------------------------------------------------------------
  CASE  NUMBER:                   02-13109-BP-11                                1/20/04
  ---------------------------------------------------------------------

                                                                       MONTH:           December, 2003
                                                                                        ---------------------

  --------------------------------------------
  QUESTIONNAIRE

  -----------------------------------------------------------------------------------------------------------
                                                                              YES                No
  -----------------------------------------------------------------------------------------------------------
   1. HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
      THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                 X
  -----------------------------------------------------------------------------------------------------------
   2. HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
      OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                            X
  -----------------------------------------------------------------------------------------------------------
   3. ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE  FROM RELATED PARTIES?                                                           X
  -----------------------------------------------------------------------------------------------------------
   4. HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
      THIS REPORTING PERIOD?                                                                      X
  -----------------------------------------------------------------------------------------------------------
   5. HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                              Note 3               X
  -----------------------------------------------------------------------------------------------------------
   6. ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                          X
  -----------------------------------------------------------------------------------------------------------
   7. ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
      PAST  DUE?                                                                                  X
  -----------------------------------------------------------------------------------------------------------
   8. ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                     X
  -----------------------------------------------------------------------------------------------------------
   9. ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                              X
  -----------------------------------------------------------------------------------------------------------
  10. ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
      DELINQUENT?                                                                                 X
  -----------------------------------------------------------------------------------------------------------
  11. HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
      REPORTING PERIOD?                                                                           X
  -----------------------------------------------------------------------------------------------------------
  12. ARE ANY WAGE PAYMENTS PAST DUE?                                                             X
  -----------------------------------------------------------------------------------------------------------

  IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
  EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.



  --------------------------------------------
  INSURANCE
  ------------------------------------------------------------------------------------------------------------
                                                                                       YES
  ------------------------------------------------------------------------------------------------------------
  1. ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                          X
  ------------------------------------------------------------------------------------------------------------
  2. ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                       X
  ------------------------------------------------------------------------------------------------------------
  3. PLEASE  ITEMIZE  POLICIES  BELOW.
  ------------------------------------------------------------------------------------------------------------

  IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "NO,"  OR  IF  ANY  POLICIES  HAVE  BEEN CANCELLED
   OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,  PROVIDE  AN  EXPLANATION BELOW.   ATTACH  ADDITIONAL
   SHEETS  IF  NECESSARY.



  ------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------


  ------------------------------------------------------------------------------------------------------------
                                              INSTALLMENT  PAYMENTS
  ------------------------------------------------------------------------------------------------------------
          TYPE  OF                                                                     PAYMENT AMT
           POLICY                               CARRIER   PERIOD COVERED               & FREQUENCY
  -------------------------------------------------------------------------------------
     Crime Policy                 Hartford Causality                  7/1/03 - 6/30/06 178.33 per month
     ---------------------------------------------------------------------------------------------------------
     Auto                         Chubb                              10/1/03 - 3/31/04 Paid up
     ---------------------------------------------------------------------------------------------------------
     Auto                         Catto and Catto                    10/1/03 - 3/31/04 Paid up
     ---------------------------------------------------------------------------------------------------------
     Commercial Fire              Central Insurance Co               10/1/02 - 9/30/03 Paid Up
     ---------------------------------------------------------------------------------------------------------
     General  Liability           St Paul Surplus Line Ins                             Paid Up
                                   Co                                 8/1/03 - 7/31/04
     ---------------------------------------------------------------------------------------------------------
     Workman Compensation         Texas Mutual                        6/1/03 - 5/31/04 Paid Up
     ---------------------------------------------------------------------------------------------------------


  ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


  Note 1
  -------------------------------

An involuntary petition of bankruptcy was filed against Venus Exploration, Inc on October 9, 2002 and Venus' response to such petition was filed October 31, 2002. Venus subsequently filed a "Notice of Consent to Entry of Order of Relief" on February 26, 2003. On February 27, 2003 the Court entered an order for relief under Chapter 11 of the Bankruptcy Code.


  Note 2
  -------------------------------

Venus maintains it books and accounting records on the accrual method of accounting, and accordingly recognizes income in the month oil and gas is produced. The income is not reported to Venus and payment is not received for approximately two months after production. As of the date of this report, the production for December was not known. We, therefore, accrued an estomated amount of income based on historical production. Also, all expense amounts for well operations were not available at the time of this report and certain estimates were made.

The difference between the year to date accrual for the MOR and the year to date actual is an adjustment to retained earnings.

  Note 3
  -------------------------------

In accordance with an Order Granting Venus Exploration Inc.'s Motion to
Obtain Unsecured Credit Allowable as an Administration Expense Pursuant to 11 USC 364(b), Venus obtained a loan of $125,000 to purchase Directors' and Officers' insurance for the period May 21, 2003 until May 21, 2004. The prepaid insurance cost is included in Prepaid Expenses on Line 7 of the Balance Sheet, the Note Payable is shown on Line 19, and accrued interest payable is included on Line 22. Accrued interest expense is shown on Line 18 of the Income Statement.

Payment of principal and interest on the note is subject to subordination in accordance with the above referenced Order.

  Schedule 1 - Other Assets
  -------------------------------

     Utility Deposit                                                                               6,545.00
                                                          --------------------------------------------------
                                                                                                   6,545.00
                                                          --------------------------------------------------

  Schedule 2 - Other Prepetition Liabilities
  -------------------------------------------------------

     Rent Deposit                                                                                 20,477.92
     Deferred Federal Income Tax                                                                   1,475.00
     Obligations Under Capital
      Lease                                                                                        7,171.13
                                                          --------------------------------------------------
                                                                                                  29,124.05
                                                          --------------------------------------------------
  Schedule 3 - General and Administrative Expenses
  -------------------------------------------------------
      Salaries                                                                                     3,762.50
      Payroll taxes                                                                                2,179.88
      Misc. employee expense                                                                       2,447.07
      Auto expense                                                                                 2,031.35
      Supplies                                                                                     1,540.16
      Bank fees                                                                                       52.97
      Legal & accounting serv.                                                                     9,265.55
      Consultants                                                                                 14,904.51
      Rent                                                                                         3,749.88
      Travel & entertainment                                                                      (2,078.77)
      Insurance                                                                                    1,022.34
      General Taxes
      Telephone                                                                                    2,836.33
      Postage                                                                                        531.87
      Professional Seminars
      Dues, subs & pubs                                                                              394.90
      Bankruptcy Expense
      Other G&A                                                                                    2,587.14
      Corporate expenses                                                                           2,376.52
      Overhead/Fees                                                                              (11,794.74)
                                                          --------------------------------------------------
         Total                                                                                    35,809.46

      Less Amount reported on line 12 - Rent                                                      (3,749.88)
      Less Amount reported on line 24 & 25
           Reorganization
            Expenses
                                                          --------------------------------------------------

     Amount reported on line 11                                                                   32,059.58
                                                          ==================================================

  Schedule 4 - Other Operating Expenses
  -------------------------------------------------------

     Production Taxes                                                                             10,892.30
     Lease Operating Expense                                                                      44,024.66
     Geological and Geophysical - Overhead                                                         2,422.93
                                               -
                                                Brokerage
     Workover
                                                          --------------------------------------------------
                                                                                                  57,339.89
                                                          ==================================================

  Schedule 5 - Non-Operating
   Income
  -------------------------------
     Interest Income                                                                               1,154.47
     Misc Income                                                                                      29.04

                                                          --------------------------------------------------
                                                                                                   1,183.51
                                                          ==================================================
  Schedule 6 - Other Reorganization Expenses
  -------------------------------------------------------
                                                                                                       0.00
                                                                                                       0.00
                                                          --------------------------------------------------
                                                                                                       0.00
                                                          ==================================================


  Schedule 7 - Other Non-Operating Receipts
  --------------------------------------------
     Expense Reimbursement                                      279.16
     Overhead Collections
      Received

                                                          -------------
                                                                279.16
                                                          =============
  Schedule 8 - Other Operating Disbursements
  --------------------------------------------

As stated in Note 2, Venus maintains its books and records on the accrual method of accounting. As such, each expense is charged to its proper account as it is incurred, and payment is made when such payment is due. The amount shown on Line 25 is the total amount paid during November, except payroll and taxes which are shown on Lines 12 and 13.


  Schedule 9 - Note Re: Payroll Tax Payments
  --------------------------------------------

     Payroll taxes are paid by payroll preparation company, ADP.

  Schedule 10 - Payments to Insiders
  -------------------------------


                                       Current Month
                                  ------------------------
                                      Fee      Health Ins     Auto         Total
                                  ---------------------------------------------------------------
     Ames Energy                                                                  0.00
     John Ames                       6,750.00    1,077.13       945.00        8,772.13
     Terry Hardeman                  6,645.00                                 6,645.00
     E L Ames, Jr                                  466.17       978.00        1,444.17
                                  -----------------------------------------------------
                                    13,395.00    1,543.30     1,923.00       16,861.30
                                  -----------------------------------------------------

                                   Total to
                                      Date
                                  ------------
     Ames Energy                     3,637.50                                 3,637.50
     John Ames                      88,266.70   10,771.30     9,526.30      108,564.30
     Terry Hardeman                 60,691.44                                60,691.44
     E L Ames, Jr                                4,661.70    10,007.09       14,668.79
                                  -----------------------------------------------------
                                   152,595.64   15,433.00    19,533.39      187,562.03
                                  -----------------------------------------------------

  Schedule 11 - Interest Expense
  -------------------------------
     D&O Insurance Loan - Note 3                                680.80
     Frost Bank                                              14,165.39
                                                          -------------
                                                             14,846.19
                                                          -------------

Note: Effective July 1, 2003, Frost Bank began charging the default rate of interest of 11 % on the loan balance of 1,500,000 rather than the normal rate of 6.25%. Currently a restricted cash balance of 1,946,370.91 is on deposit at Frost bank. (Sch 15) On August 21, 2003 a hearing was held to determine to whom the restricted cash should be paid. It is the Company's position this cash will be paid to Frost Bank as payment on the loan balance; however, the Court has not yet rendered an opinion. The Company is accruing interest expense based on the 11% rate, and making payments based on the 6.25% rate.


  Schedule 12 - Cash Receipts and
   Disbursements
  --------------------------------------------
     The  cash decreased 21,513.81 in
      December.

  Schedule 13 - Revenue
  -------------------------------
     Revenue decreased 6,437.10 from November.

  Schedule 14 - Professional Fees
  -------------------------------

     To date the Court has approved the following professional fees.
     The expense for these amounts was shown on line 23 of the November
     Income Statement and the payable is included on line 17 of the Balance Sheet.

     Pressler Petroleum Consultants, Inc                                                          13,443.58
     Leonard Pipkin                                                                               19,440.61
     Plunket and Gibson                                                                           42,493.96
     Cotham, Harwell, and Evans                                                                   70,044.21
     Hite McNichol & Associates                                                                   68,564.60
     Jason R. Searcy, P.C.                                                                        63,845.30
                                                          --------------------------------------------------

                                                                                                 277,832.26
                                                          ==================================================



  Schedule 15 - Restricted Cash
  -------------------------------
     Balance at Beginning of Month                                                             1,945,216.44
     Interest Earned                                                                               1,154.47
                                                          --------------------------------------------------
     Balance at End of Month                                                                   1,946,370.91
                                                          ==================================================

  Schedule 16 - Prepaid Expenses
     Prepaid General Insurance                                                                    13,880.14
     Prepaid D & O Insurance - Note 3                                                            125,000.00
     Prepaid Capital Costs                                                                        53,257.12
     Prepaid Maintenance and
      Other                                                                                        6,878.49
                                                          --------------------------------------------------
                                                                                                 199,015.75
                                                          ==================================================